SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

December 4, 2007

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800
Houston, Texas 77002	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2007, Dynegy Inc. (“Dynegy” or the “Company”) announced executive management team changes that are effective January 1, 2008.

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Stephen A. Furbacher, 60, President and Chief Operating Officer of the Company, will retire effective December 31, 2007. Mr. Furbacher has served in this role since August 2005, and from September 1996 to August 2005 served as Executive Vice President of Dynegy’s previously owned natural gas liquids business segment. He has been responsible for overseeing Dynegy’s power generation business and, until October 31, 2005, was responsible for overseeing Dynegy’s midstream operations. He joined Dynegy in May 1996. Before joining Dynegy, he served as President of Warren Petroleum Company, the natural gas liquids division of Chevron U.S.A. He began his career with Chevron in August 1973 and served in positions of increasing responsibility before being named President of Warren Petroleum Company in July 1994.

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As a result of Mr. Furbacher’s retirement, Bruce A. Williamson, 48, has been named Chairman, Chief Executive Officer and President of Dynegy. Mr. Williamson has served as CEO and as a Director of Dynegy since October 2002 and as Chairman of Dynegy since May 2004. Prior to joining Dynegy, Mr. Williamson served in various capacities with Duke Energy and its affiliates, most recently serving as President and CEO of Duke Energy Global Markets. In this capacity, he was responsible for all Duke Energy business units with global commodities and international business positions. Mr. Williamson joined PanEnergy Corporation in June 1995, which then merged with Duke Power in June 1997. Prior to the Duke-PanEnergy merger, he served as PanEnergy’s Vice President of Finance. Before joining PanEnergy, he held positions of increasing responsibility at Shell Oil Company, advancing over a 14-year period to Assistant Treasurer. There is no employment agreement between the Company and Mr. Williamson.

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Lynn A. Lednicky, 47, has been named Executive Vice President, Asset Management, Development and Regulatory Affairs. Prior to this appointment Mr. Lednicky had served as Executive Vice President, Commercial and Development since January 2007. In this role he was responsible for commercializing Dynegy’s asset base and overseeing Dynegy’s development projects within the power generation business. Mr. Lednicky previously served as Executive Vice President of Strategic Planning and Corporate Business Development from November 2005 to January 2007, Senior Vice President of Strategic Planning and Corporate Business Development from July 2003 to November 2005 and Senior Vice President of Power Origination from December 2000 to July 2003. He joined Dynegy’s predecessor Destec Energy, Inc. in July 1991. There is no employment agreement between the Company and Mr. Lednicky. Mr. Lednicky will continue to report to Mr. Williamson.

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Holli C. Nichols, 37, the Company’s Executive Vice President and Chief Financial Officer, will expand her current role to include overseeing activities related to strategic planning and corporate business development. She has served as Executive Vice President and Chief Financial Officer since December 2, 2005 and was Senior Vice President and Treasurer from May 2004 until December 2005 and was the Company’s Senior Vice President and Controller from June 2003 to May 2004. Ms. Nichols joined Dynegy from PricewaterhouseCoopers LLP in May 2000. There is no employment agreement between the Company and Ms. Nichols. Ms. Nichols will continue to report to Mr. Williamson.

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Richard W. Eimer, 59, has been promoted to Executive Vice President of Operations with overall responsibility for the operational management of the Company’s fleet of power generation assets. Mr. Eimer, who joined Dynegy’s predecessor Illinois Power in 1971, has had roles of increasing responsibility, was promoted to Senior Vice President in 2000, Senior Vice President of Coal Plant Operations in 2003, and serving most recently as Senior Vice President of Operations since 2005. With this promotion he will report directly to Mr. Williamson and will become a member of the Executive Management Team, or EMT. There is no employment agreement between the Company and Mr. Eimer.

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Charles C. Cook, 43, has been named Senior Vice President of Strategic Planning, Corporate Business Development and Treasurer. In this role, Mr. Cook will have broadened responsibilities to align better and cultivate financing activities, and will have direct responsibility for strategic planning and corporate business development. Mr. Cook joined Dynegy’s predecessor Destec Energy, Inc. in 1991, was promoted to Vice President in 2002, Vice President and Assistant Treasurer in 2003, Vice President of Finance in 2004 and most recently served as Senior Vice President and Treasurer from 2005 until 2007. He will continue to report to Ms. Nichols administratively and on treasury matters and will report to Mr. Williamson for strategic planning and corporate business development activities. Mr. Cook will also become a member of the EMT. There is no employment agreement between the Company and Mr. Cook.

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Jason A. Hochberg, 36, has been named Executive Vice President, Commercial and Market Analytics. This role will have responsibility for Dynegy’s commercial functions related to the Company’s power generation assets. In this role, Mr. Hochberg will lead a team that is to develop and recommend trading and medium- and long-term contracting options for the power generation fleet to the Asset Management Team and the EMT. Mr. Hochberg joined Dynegy in 2007 as Executive Vice President, Strategic Planning and Corporate Business Development following the closing of the LS Power transaction. Prior to joining Dynegy, he served as President of LS Power Development, LLC from 2005 to 2007. From 2003 to 2005, Mr. Hochberg was head of the LS Power Group’s asset management business, was General Counsel of LS Power Group from 2001 to 2003, and was in-house counsel for the LS Power Group from 1999 to 2001. Prior to joining LS Power Group, Mr. Hochberg was an associate at Latham & Watkins LLP. He will continue to report to Mr. Williamson. There is no employment agreement between the Company and Mr. Hochberg.

Ms. Nichols and Messrs. Lednicky, Cook, Eimer, Hochberg, J. Kevin Blodgett and Williamson together comprise Dynegy’s Executive Management Team.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the above events is being furnished pursuant to Regulation FD as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release shall not be deemed to be incorporated by reference into Dynegy’s filings under the Securities Act of 1933, as amended, except as set forth with respect thereto in any such filing. In addition, this Current Report on Form 8-K and the press release contain statements intended as “forward-looking statements”, which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits:

Exhibit No.	Document
99.1	Press Release dated December 4, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 4, 2007	By:	/s/ Kent R. Stephenson
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release dated December 4, 2007.

*	Filed herewith.